UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12

FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809

September 11, 2013

SPECIAL MEETING OF SHAREHOLDERS OF
PRIVATE CAPITAL MANAGEMENT VALUE FUND
TO BE HELD ON OCTOBER 28, 2013

Dear Shareholder:

A special meeting of shareholders of the Private Capital Management Value Fund of FundVantage Trust (the "Trust"), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, on October 28, 2013 at 10:00 a.m. The purpose of the meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a Proxy statement and a proxy card.

We look forward to your attendance at the meeting, or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone or the Internet. To vote by telephone, call toll-free 1-800-628-8510 and follow the recorded instructions. To vote by using the Internet, visit www.kingproxy.com/privatecapitalmanagement and follow the on-screen instructions.

Your vote is very important to us. Accordingly, a representative of the Trust or BNY Mellon Investment Servicing may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Trust and its Funds.

Sincerely,

Joel Weiss
President
FundVantage Trust

PRIVATE CAPITAL MANAGEMENT VALUE FUND
of
FundVantage Trust
301 Bellevue Parkway
Wilmington, DE 19809

We encourage you to read the full text of the enclosed Proxy Statement. For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders.

FREQUENTLY ASKED QUESTIONS

Q.  What are shareholders being asked to vote upon?

A.  At the meeting scheduled for October 28, 2013, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Private Capital Management Value Fund, and Private Capital Management, LLC (formerly, Private Capital Management, L.P.) ("Adviser" or "PCM"), the investment adviser to the Fund ("New Agreement").

Q.  Why am I being asked to vote on a proposed New Agreement?

A.  On August 30, 2013, PCM underwent a restructuring of its ownership which constituted a change of control, which, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and PCM, dated May 27, 2010 ("Prior Agreement"). In conjunction with the restructuring, PCM's corporate structure has changed from a limited partnership to a limited liability company and the Adviser was renamed Private Capital Management, LLC.

On August 21, 2013, the Board of Trustees approved the New Agreement under which PCM will continue to serve as investment adviser to the Fund, subject to its approval by the Fund's shareholders. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company's investment adviser. Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Prior Agreement. The Fund's advisory fee rate will remain unchanged. The New Agreement will take effect immediately upon the approval of shareholders.

Q.  Who will manage the Fund prior to the approval of the proposed New Agreement?

A.  During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, PCM will continue to provide investment advisory services to the Fund pursuant to an interim advisory agreement between PCM and the Trust, on behalf of the Fund (the "Interim Agreement"). The Interim Agreement is identical in all material respects — including the fee rate to be paid to PCM — to the Prior Agreement, except for the time periods covered by the agreements and escrow provisions relating to PCM's advisory fee. The New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.  How does the change of control affect me?

A.  The change of control is not expected to have an impact on the services received by the Fund, the operations of PCM or the fees payable by the Fund to PCM.

Q.  What happens if the proposed New Agreement is not approved?

A.  If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.  How does the Fund's Board of Trustees recommend that I vote?

A.  After careful consideration, the Board of Trustees recommends that you vote FOR the proposal on the enclosed proxy card.

Q.  Whom do I call for more information?

A  Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-628-8510.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
PRIVATE CAPITAL MANAGEMENT VALUE FUND
TO BE HELD ON
OCTOBER 28, 2013

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on October 28, 2013. The proxy statement and the Fund's annual report are available at www.kingproxy.com/privatecapitalmanagement or by calling D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-628-8510.

Notice is hereby given that a special meeting of shareholders (the "Meeting") of Private Capital Management Value Fund (the "Fund"), a series of FundVantage Trust (the "Trust"), will be held on October 28, 2013 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purposes:

1.  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Private Capital Management, LLC (formerly, Private Capital Management, L.P.) ("PCM"), the investment adviser to the Fund ("New Agreement").

Shareholders of record on August 29, 2013, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest ("Shares") of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote "FOR" adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" adjournment those proxies to be voted against a proposal.

The above proposal is discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. Whether or not you are able to attend the Meeting, we urge you to vote your shares so that the Meeting can be held without additional expense and a maximum number of Shares may be voted. You may vote your shares by using the Internet, by telephone, or by completing the enclosed proxy card and returning by mail in the enclosed postage paid envelope. Voting your shares by using the Internet, by telephone, or by returning the proxy card does not affect your right to vote in person, should you decide to attend the Meeting.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel Weiss
President
FundVantage Trust

September 11, 2013

IMPORTANT

We urge you to vote as promptly as possible by using the Internet, by telephone, or by completing the enclosed proxy card and returning in the enclosed addressed envelope, which requires no postage. Your prompt response may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at 888-568-1267.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED SEPTEMBER 11, 2013

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

PRIVATE CAPITAL MANAGEMENT VALUE FUND

TO BE HELD ON OCTOBER 28, 2013

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of FundVantage Trust (the "Trust"), on behalf of Private Capital Management Value Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on October 28, 2013 at 10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Fund on or about September 11, 2013.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the "Proposal").

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Private Capital Management, LLC ("PCM"), the investment adviser to the Fund ("New Agreement").

The persons named in the accompanying proxy will vote the number of shares of beneficial interest ("Shares") of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on August 29, 2013 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund has 3,481,012.03 shares issued and outstanding. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co., Inc. at 1-800-628-8510. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Private Capital Management Value Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or call 888-568-1267.

A copy of the most recent annual report for the Fund is available, without charge, at www.kingproxy.com/privatecapitalmanagement, or upon request by writing to the Private Capital Management Value Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling 888-568-1267.

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PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND PRIVATE CAPITAL MANAGEMENT, LLC

Introduction:

At the Meeting, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Private Capital Management, LLC (formerly, Private Capital Management, L.P.) ("PCM" or "Adviser") ("New Agreement"). PCM has continuously served as the investment adviser to the Fund since its inception on May 28, 2010. Your approval of the New Agreement will not change the rate at which the Fund pays advisory fees to PCM. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

On August 30, 2013, PCM completed a transaction to restructure its equity ownership (the "Transaction"). In conjunction with the Transaction, PCM's corporate structure changed from a limited partnership to a limited liability company and the Adviser was renamed Private Capital Management, LLC. Under the terms of the Transaction, PCM is no longer a wholly-owned subsidiary of Legg Mason, Inc. Upon closing of the Transaction, PCM became wholly-owned by Pelican Bay Holdings, LLC, which is owned by Joelle Investments, LLC. Joelle Investments, LLC is 100% owned by Gregg J. Powers. Mr. Powers is Chief Executive Officer of PCM and the lead Portfolio Manager for the Fund.

The Transaction resulted in a change of control of PCM and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), effectively terminated the investment advisory agreement between the Trust, on behalf of the Fund, and PCM, dated May 27, 2010 ("Prior Agreement"). Consequently, the Trustees are requesting that shareholders approve the New Agreement to enable PCM to continue serving as investment adviser to the Fund. The Prior Agreement was last approved by shareholders immediately prior to the Fund's commencement.

In order for PCM to provide uninterrupted services to the Fund, the Board of Trustees approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and PCM, to be executed upon the closing of the Transaction, ("Interim Agreement") at a special in-person meeting held on August 21, 2013. Upon the closing of the Transaction, the Trust and PCM executed the Interim Agreement dated August 30, 2013. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, PCM will continue to provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

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At the special in-person meeting held on August 21, 2013, the Board also approved the New Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New Agreement is included below in the section entitled "Board Consideration in Approving the Interim Agreement and New Agreement." Approval of the New Agreement will not raise the fees paid by the Fund or the Fund's shareholders. The New Agreement is identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and termination are changed. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

COMPARISON OF THE PRIOR AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT

The New Agreement is identical to the Prior Agreement in all material aspects, except for the dates and the initial term. The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days' written notice; and (iii) the compensation earned by PCM under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to PCM. If shareholders do not approve the New Agreement, PCM will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Subject to the supervision of the Board of Trustees, PCM will continue to manage the Fund in accordance with the Fund's investment objectives, restrictions and policies as stated in its Prospectus and SAI. PCM will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation. For services rendered, the Fund will pay PCM an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.90% of the Fund's average daily net assets

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Brokerage. Subject to PCM's obligation to obtain best price and execution, PCM has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund. When PCM places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, PCM is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. PCM is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by PCM, provided that PCM determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or PCM's overall responsibilities with respect to accounts as to which PCM exercises investment discretion.

Liability. PCM shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PCM in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement ("disabling conduct"). The Fund will indemnify PCM against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by PCM.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund,

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on 60 days prior written notice to PCM, or by PCM at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund's advisory fees will not change under the New Agreement. For services rendered, the Fund will pay PCM an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 0.90% of the Fund's average daily net assets. For the fiscal year ended April 30, 2013, PCM received $120,681, net of any waivers or reimbursements in advisory fees. The total waiver and reimbursements were $271,563, which was made up of $271,563 advisory fee waiver and $0 reimbursements. PCM has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

INFORMATION ABOUT PCM

PCM is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. PCM was founded in 1986 and, in addition to serving as the investment adviser to the Fund, provides portfolio management services to individuals, institutions, corporate retirement plans, pooled investment vehicles and offshore funds. As of July 31, 2013, PCM had $1.3 billion in assets under management. PCM is a wholly-owned subsidiary of Pelican Bay Holdings, LLC, a holding company that owns PCM and Carnes Capital Corp., a registered broker-dealer. Pelican Bay Holdings, LLC's principal executive offices are located at 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108. Pelican Bay Holdings, LLC is owned by Joelle Investments, LLC, which is 100% owned by Gregg J. Powers. The following table lists the name, principal occupation and address of the principal executive officers of PCM:

Name	Principal Occupation	Address
Gregg J. Powers	Investment Advisory	8889 Pelican Bay Blvd. Suite 500 Naples, FL 34108
Chad D. Atkins	Investment Advisory	8889 Pelican Bay Blvd. Suite 500 Naples, FL 34108

PCM does not act as an investment adviser or sub-adviser to any other mutual funds.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to execute the Fund's portfolio transactions, and the negotiation of brokerage commissions. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. In the over-the-counter market, most securities have historically traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Orders may be directed to any broker or dealer, including, to the extent and manner permitted by applicable law, affiliated persons of the Adviser. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain brokerage transactions conducted on an agency basis. Subject to the above considerations, the Adviser intends to use an affiliated person, Carnes Capital Corp. ("Carnes"), which during the most recent year was a wholly owned subsidiary of Legg Mason, Inc., as a broker for the Fund. In order for an affiliated person such as Carnes to act as agent to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated person of the Adviser are consistent with the foregoing standard.

Based on a number of objective and qualitative factors, the Adviser has made a determination that trading through Carnes is in the best interest of Fund investors. However, the Adviser and Carnes have certain overlapping officers and employees, share office space and certain expenses. The relationship between the Adviser and Carnes creates a potential conflict of interest. Commission based compensation received by Carnes on Fund trades indirectly benefits the Adviser, which could motivate the Adviser to trade more frequently for the Fund. This potential conflict is mitigated by a number of factors, including the Fund's long-term investment

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horizon (resulting in comparatively lower portfolio turnover) and the fact that the commission rate charged to the Fund by Carnes is the lowest rate offered to any client of Carnes. The Adviser views the commission rate charged by Carnes as both reasonable in light of the services Carnes provides the Fund and competitive with rates that would be paid to unaffiliated broker-dealers for execution. For the fiscal year end ended April 30, 2013, the Fund incurred brokerage commission charges to Carnes in the amount of $26,317.80, which equated to 0.058% of the Fund's assets as of the fiscal year ended April 30, 2013. Whether using Carnes or another broker, it is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who are not affiliates of the Adviser who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the

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Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub- adviser) arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

For the fiscal year ended April 30, 2013, the Fund paid brokerage commissions to Carnes, as follows:

Fiscal Year Ended April 30, 2013
Aggregate Dollar Amount of Brokerage Commissions Paid to Carnes	$26,317.94

For the fiscal year ended April 30, 2013, the percentage of aggregate brokerage commissions paid to Carnes and the percentage of aggregate dollar amount of transactions effected through Carnes for the Fund are as follows:

Fiscal Year Ended April 30, 2013
Percentage of Commissions Paid to Carnes	100%
Percentage of Transactions Effected through Carnes	100%

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BOARD CONSIDERATION IN APPROVING THE INTERIM AGREEMENT AND NEW AGREEMENT

Before considering the Interim Agreement and New Agreement, the Board of Trustees ("Trustees"), including the Trustees who are not "interested persons" ("Independent Trustees") within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the Change of Control. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by PCM in conjunction with the August 21, 2013 special in-person meeting. At the special meeting, the Board of Trustees (the "Board"), including a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("1940 Act") (the "Independent Trustees"), unanimously approved the Interim Agreement and New Agreement. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) investment performance information, (vii) brokerage selection procedures (including soft dollar arrangements, if any), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Fund, (xi) compliance with the Fund's investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by PCM. The Adviser also provided its current Form ADV, and a draft of the revised Form ADV amended to reflect the changes resulting from the Change of Control, for the Trustees' review and consideration. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Agreement and New Agreement.

At the special in-person meeting, representatives from PCM joined the meeting via teleconference and discussed the Change of Control, including the background of and reasons for the Change of Control. They also discussed PCM's

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history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of PCM responded to questions from the Board. The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of PCM as a result of the Change of Control. In connection with the Trustees' review of the Interim Agreement and New Agreement, the representatives from PCM emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on PCM's financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) PCM has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by PCM as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and PCM, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the Fund's contractual fee under the Interim Agreement and New Agreement will remain the same; (ii) the Board's full annual review of the Prior Agreement at the in-person meeting on March 21, 2013 as required by the 1940 Act and their determination at that time that (a) PCM had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to PCM in light of the services provided, the costs to PCM of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of PCM are not currently expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

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Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by PCM to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Prior Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered PCM's personnel and the depth of PCM's personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by PCM, including that no material changes are expected as a result of the Change of Control in PCM's personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by PCM are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) PCM has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement.

Investment Performance. The Board considered the overall investment performance of PCM and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance presented in connection with the approval of the Interim Agreement and New Agreement at the August 21, 2013 special in-person meeting and the annual approval of the continuation of PCM's investment advisory agreement at the March 21, 2013 in-person meeting. At the August 21, 2013 special in-person meeting, the Trustees reviewed the historical performance charts for the calendar year-to-date and since inception periods ended April 30, 2013 for (i) the Fund; (ii) the Russell 2000 Index; (iii) the S&P 500 Index; (iv) PCM's Fee Commission composite for its separately managed accounts business ("Composite"); and (v) other comparable funds identified by the Adviser, which consisted of two other multi-cap value and all-cap value funds ("Comparable Fund Group"). The Trustees noted that the Fund outperformed the Russell 2000 Index, the S&P 500 Index, the Composite and the Comparable Fund Group for the calendar year-to-date as of April 30, 2013. For the since inception period ended April 30, 2013, the Trustees noted that the Fund outperformed the Composite and the Comparable Fund Group, and underperformed the Russell 2000 Index and the S&P 500 Index. The Trustees also reviewed the historical performance information for the one year, three year, five year, ten year and since inception periods ended

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April 30, 2013 for (i) the Fund, including the performance of a corporate defined contribution plan, which transferred its assets to the Fund in connection with the Fund's commencement of operations on May 28, 2010 ("Fund and Predecessor Account"); (ii) the Russell 2000 Index; and (iii) the S&P 500 Index. With respect to the Russell 2000 Index and the S&P 500 Index, the Trustees noted that the Fund and Predecessor Account outperformed for the since inception period ended April 30, 2013 and underperformed for the one year, three year, five year and ten year periods. The Trustees noted that the Fund and Predecessor Account outperformed the Composite for all periods ended April 30, 2013, except for the five year period. At the March 21, 2013 in-person meeting, the Trustees reviewed the historical performance charts for the one year, two year and since inception periods ended December 31, 2012 for (i) the Fund; (ii) the Russell 2000 Index; (iii) the S&P 500 Index; (iv) PCM's Fee Commission composite for its separately managed accounts business; (v) the Comparable Fund Group; and (vi) the Lipper Mid-Cap Core Fund category, the Fund's applicable Lipper peer group. The Trustees noted that the Fund underperformed the Lipper peer group average for the one year, two year and since inception periods ended December 31, 2012. The Trustees also noted that the Fund outperformed the Composite for the one year and since inception periods ended December 31, 2012 and also outperformed the Comparable Fund Group for the one year and since inception periods ended December 31, 2012. Relative to the Russell 2000 Index and the S&P 500 Index, the Fund underperformed for the one year and since inception periods ended December 31, 2012. The Trustees considered the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the information presented by PCM. The Board also concluded that neither the Change of Control nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) PCM does not currently expect the Change of Control to cause any material change to the Fund's portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund's expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses. PCM provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from PCM's relationship with the Fund. The Trustees considered the fees that PCM charges to its separately managed accounts, and evaluated the explanations provided by PCM as to differences in fees charged to the Fund and separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the Fund's net advisory fee and net total expense ratio were lower than the median net advisory fee and median net total expense ratio of the Lipper Mid-Cap Core Fund category. The Trustees also considered that the Fund's gross advisory fee of 90 basis points was slightly lower

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than the average median gross advisory fees of the Comparable Fund Group. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers and sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees reviewed the services provided to the Fund by PCM as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees also evaluated explanations provided by PCM as to differences in fees charged to the Fund and other similarly managed accounts. The Trustees considered any direct or indirect revenues which would be received by affiliates of PCM. The Trustees concluded that the advisory fees and services provided by PCM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability. The Trustees also considered the costs of the services provided by PCM, the compensation and benefits received by PCM in providing services to the Fund, as well as its profitability. The Trustees were provided with the most recent statement of financial condition (i.e., balance sheet) and statement of operations for the Adviser for its most recent fiscal year ended April 30, 2013. In addition, the Trustees considered any direct or indirect revenues received by affiliates of PCM. The Trustees noted that the level of profitability of PCM is an important factor in providing service to the Fund, and the Trustees should be satisfied that PCM's profits are sufficient to continue as a healthy, on-going concern generally and as investment adviser of the Fund specifically. Based on the information provided, the Trustees concluded that PCM's fees and profits (if any) derived from its relationship with the Trust in light of the Fund's expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by PCM.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base; however, the Trustees noted that

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the advisory fee does not include "breakpoint" reductions in the advisory fee rate at specific asset levels.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. The Board concluded that the advisory fee rate under the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund's respective peer groups; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially; and that PCM had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. The Trustees also noted that PCM had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

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Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by PCM. In addition to solicitation by mail, representatives of PCM, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, electronically or personally. If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. The Trust has engaged D.F. King & Co., Inc., a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $28,000.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement, vote by using the Internet, vote by telephone, or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person they may contact the Fund at 888-568-1267. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-628-8510.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. Due to the voting requirements discussed further in the following section, the Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on

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the Proposal. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be deemed to "control" the Fund. As a result, such persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of the Record Date, the Fund had 3,481,012.03 shares issued and outstanding. As of the Record

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Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Ownership Percentage
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	56.16%
Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6486	24.43%
TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	7.05%
UBS WM USA Omni Account M/F Att: Department Manager 1000 Harbor Blvd 5th Floor Weekawken, NJ 07086	9.55%

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in

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accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Joel Weiss
President
FundVantage Trust

Dated: September 11, 2013

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, OR BY COMPLETING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

(Private Capital Management Value Fund)

AGREEMENT made as of [________], 2013, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the "Trust") on behalf of the series of the Trust set forth on Schedule A to this Agreement (the "Fund"), and Private Capital Management, LLC (herein called the "Investment Adviser").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.  Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.  Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "SAI," respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser's request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust's Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund's transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund and, potentially, the Investment Adviser's other clients, directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients. In no instance will the Fund's securities be purchased from or sold to the Trust's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund, and potentially, the Investment Adviser's other clients, over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund' securities transactions, (ii) the utilization of "soft dollar commissions" by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5. DELEGATION OF INVESTMENT ADVISER'S OBLIGATIONS AND SERVICES. With respect to the Fund, the Investment Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Sections 3 and 4 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

SECTION 6. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust's written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 7. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund. The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 8. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records in the Investment Adviser's possession required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 9. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 10. VOTING. The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund's assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 11. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Investment Adviser may use the Fund's name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The

Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name "Private Capital Management" or "PCM" or otherwise suggest an affiliation with the Investment Adviser.

SECTION 12. COMPENSATION.

a.  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.  The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 13. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by the Investment Adviser in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the

Delaware Statutory Trust Act. The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Fund's name. The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms "Private Capital Management" or "PCM" in the name of the Fund.

SECTION 14. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment.

SECTION 15. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 18. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Private Capital Management, LLC
Attn: Charles D. Atkins, Esq.
8889 Pelican Bay Boulevard
Suite 500
Naples, Florida 34108-7512
Fax: (239) 254-1677

If to the Trust:

FundVantage Trust
Attn: Joel Weiss, President
301 Bellevue Parkway
Wilmington, DE 19809
Fax: (302) 791-2639

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103
Fax: (215) 981-4750

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 19. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:

Name: Joel Weiss
Title: President

PRIVATE CAPITAL MANAGEMENT, LLC

By:

Name:
Title:

SCHEDULE A

DATED [________], 2013

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [________], 2013

BETWEEN

FUNDVANTAGE TRUST AND PRIVATE CAPITAL MANAGEMENT, LLC

Series of FundVantage Trust

Private Capital Management Value Fund

SCHEDULE B

DATED [________], 2013

TO THE

INVESTMENT ADVISORY AGREEMENT DATED [________], 2013

BETWEEN

FUNDVANTAGE TRUST AND PRIVATE CAPITAL MANAGEMENT, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund's Average Daily Net Assets
Private Capital Management Value Fund	0.90% (90 basis points)

FORM OF PROXY

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

CALL:	To vote by phone call toll-free 1-800-628-8510 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.kingproxy.com/privatecapitalmanagement and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 28, 2013

FUNDVANTAGE TRUST

PRIVATE CAPITAL MANAGEMENT VALUE FUND

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Vincenzo Scarduzio and Charlotta vonWettberg, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Private Capital Management Value Fund, a series of FundVantage Trust, on October 28, 2013 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To approve a new investment advisory agreement between FundVantage Trust, on behalf of Private Capital Management Value Fund, and Private Capital Management, LLC.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON REVERSE SIDE